                                 EXHIBIT (6)(a)

                             DISTRIBUTION AGREEMENT

         This Agreement is made as of the 1st day of August, 1994, and is amended as of November 17, 1995, between The Riverfront Funds, Inc. (the "Fund"), a Maryland corporation having its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219, and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("Distributor"), an Ohio limited partnership having its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219.

         WHEREAS, the Fund is an open-end management investment company, organized as a Maryland corporation and registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, it is intended that Distributor act as the distributor of the shares of capital stock ("Shares") of each of the investment portfolios of the Fund identified on Schedule A hereto as such Schedule may be amended from time to time (such current portfolios and any additional portfolios being referred to individually as a "Portfolio" and collectively as the "Portfolios").

         NOW, THEREFORE, in consideration of the mutual premises and covenants herein set forth, the parties agree as follows:

         1.  Services as Distributor.
             -----------------------

         1.1 Distributor will act as agent for the distribution of the Shares covered by the registration statement and prospectuses of the Fund then in effect under the Securities Act of 1933, as amended (the "Securities Act"). As used in this Agreement, the term "registration statement" shall mean Parts A (the prospectus), B (the Statement of Additional Information) and C of each registration statement that is filed on Form N-1A, or any successor thereto, with the Commission, together with any amendments thereto. The term "prospectus" shall mean each form of Prospectus and Statement of Additional Information used by the Portfolios for delivery to shareholders and prospective shareholders after the effective dates of the above referenced registration statements, together with any amendments and supplements thereto.

         1.2 Distributor agrees to use appropriate efforts to solicit orders for the sale of the Shares and will undertake such advertising and promotion as it believes reasonable in connection with such solicitation. The Fund understands that Distributor is now and may in the future be the distributor of the shares of several investment companies or series (together, "Companies") including Companies having investment objectives similar to those of the Portfolios of the Fund. The Fund further understands that investors and potential investors in the Fund may invest in shares of such other Companies. The Fund agrees that Distributor's duties to such Companies shall not be deemed in conflict with its duties to the Fund under this paragraph 1.2.

         Except as provided in Section 2 hereof, Distributor shall, at its own expense, finance appropriate activities which it deems reasonable which are primarily intended to result in the sale of the Shares, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than current Shareholders, and the printing and mailing of sales literature.

         1.3 In its capacity as distributor of the Shares, all activities of Distributor and its partners, agents, and employees shall comply with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the Securities Act, all rules and regulations promulgated by the Commission thereunder and all rules and regulations adopted by any securities association registered under the Securities Exchange Act of 1934.

         1.4 Distributor will provide one or more persons, during normal business hours, to respond to telephone questions with respect to the Fund.

         1.5 Distributor will transmit any orders received by it for purchase or redemption of the Shares to the transfer agent and custodian for the Portfolios.

         1.6 Whenever in their judgment such action is warranted by unusual market, economic or political conditions, or by abnormal circumstances of any kind, the Fund's officers may decline to accept any orders for, or make any sales of, the Shares until such time as those officers deem it advisable to accept such orders and to make such sales.

         1.7 Distributor will act only on its own behalf as principal if it chooses to enter into selling agreements with selected dealers or others.

         1.8 Distributor shall adopt and maintain compliance standards as to when each class of Shares may be sold to particular investors in accordance with the Order of Exemption granted by the Commission in connection with the Fund's offering of multiple classes of Shares. Distributor further agrees to conform to such standards and shall require all other persons selling Shares of the Fund to conform to such standards.

         1.9 The Fund agrees at its own expense to execute any and all documents and to furnish any and all information and otherwise to take all actions that may be reasonably necessary in connection with the qualification of the Shares for sale in such states as Distributor may designate.

         1.10 The Fund shall furnish from time to time, for use in connection with the sale of the Shares, such information with respect to the Portfolios and the Shares as Distributor may reasonable request; and the Fund warrants that the statements contained in any such information shall fairly show or represent what they purport to show or represent. The Fund shall also furnish Distributor upon request with: (a) unaudited semi-annual statements of the Portfolios' books and accounts prepared by the Fund, (b) a monthly itemized list of the securities in the Portfolios, (c) monthly balance sheets as soon as practicable after the end of each month, and (d) from time to time such additional information regarding the financial condition of the Portfolios as Distributor may reasonably request.

         1.11 The Fund represents to Distributor that, with respect to the Shares, all registration statements and prospectuses filed by the Fund with the Commission under the Securities Act have been carefully prepared in conformity with requirements of said Act and the rules and regulations of the Commission thereunder. The registration statement and prospectus, when such registration statement becomes effective, will contain all statements required to be stated therein in conformity with said Act and the rules and regulations of the Commission and all statements of fact contained in any such registration statement and prospectus will be true and correct when such registration statement becomes effective. Furthermore, neither any registration statement nor any prospectus when such registration statement becomes effective will include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of the Shares. The Fund may, but shall not be obligated to, propose from time to time such amendment or amendments to any registration statement and such supplement or supplements to any prospectus as, in the light of future developments, may, in the opinion of the Fund's counsel, be necessary or advisable. If the Fund shall not propose such amendment or amendments and/or supplement or supplements within fifteen days after receipt by the Fund of a written request from Distributor to do so, Distributor may, at its option, terminate this Agreement. The Fund shall not file any amendment to any registration statement or supplement to any prospectus without giving Distributor reasonable notice thereof in advance; provided, however, that nothing contained in this Agreement shall in any way limit the Fund's right to file at any time such amendments to any registration statement and/or supplements to any prospectus, of whatever character, as the Fund may deem advisable, such right being in all respects absolute and unconditional.

         1.12 The Fund authorizes Distributor and dealers to use any prospectus in the form furnished from time to time in connection with the sale of the Shares. The Fund agrees to indemnify, defend and hold Distributor, its several partners and employees, and any person who controls Distributor within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Distributor, its partners and employees, or any such controlling person, may incur under the Securities Act or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in any registration statement or any prospectus or arising out of or based upon any omission, or alleged omission, to state a material fact required to be stated in either any registration statement or any prospectus or necessary to make the statements in either thereof not misleading. Provided, however, that the Fund's agreement to indemnify Distributor, its partners or employees, and any such controlling person shall not be deemed to cover any claims, demands, liabilities or expenses arising out of any statements or representations as are contained in any prospectus and in such financial and other statements as are furnished in writing to the Fund by Distributor and used in the answers to the registration statement or in the corresponding statements made in the prospectus, or arising out of or based upon any omission or alleged omission to state a material fact in connection with the giving of such information required to be stated in such answers or necessary to make the answers not misleading; and further provided that the Fund's agreement to indemnify Distributor and the Fund's representations and warranties hereinbefore set forth in paragraph 1.11 shall not be deemed to cover any liability to the Fund or its Shareholders to which Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of Distributor's reckless disregard of its obligations and duties under this Agreement. The Fund's agreement to indemnify Distributor, its partners and employees and any such controlling person, as aforesaid, is expressly conditioned upon the Fund's being notified of any action brought against Distributor, its partners or employees, or any such controlling person, such notification to be given by letter or by telegram addressed to the Fund at its principal office in Columbus, Ohio and sent to the Fund by the person against whom such action is brought, within 10 days after the summons or other first legal process shall have been served. The failure to so notify the Fund of any such action shall not relieve the Fund from any liability which the Fund may have to the person against whom such action is brought by reason of any such untrue, or allegedly untrue, statement or omission, or alleged omission, otherwise than on account of the Fund's indemnity agreement contained in this paragraph 1.12. The Fund will be entitled to assume the defense of any suit brought to enforce any such claim, demand or liability, but, in such case, such defense shall be conducted by counsel of good standing chosen by the Fund and approved by Distributor, which approval shall not be unreasonably withheld. In the event the Fund elects to assume the defense of any such suit and retain counsel of good standing approved by Distributor, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case the Fund does not elect to assume the defense of any such suit, or in case Distributor reasonably does not approve of counsel chosen by the Fund, the Fund will reimburse Distributor, its partners and employees, or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by Distributor or them. The Fund's indemnification agreement contained in this paragraph 1.12 and the Fund's representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of Distributor, its partners and employees, or any controlling person, and shall survive the delivery of any Shares.

         This agreement of indemnity will inure exclusively to Distributor's benefit, to the benefit of its several partners and employees, and their respective estates, and to the benefit of the controlling persons and their successors. The Fund agrees promptly to notify Distributor of the commencement of any litigation or proceedings against the Fund or any of its officers or Directors in connection with the issue and sale of any Shares.

         1.13 Distributor agrees to indemnify, defend and hold the Fund, its several officers and Directors and any person who controls the Fund within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the costs of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Fund, its officers or Directors or any such controlling person, may incur under the Securities Act or under common law or otherwise, but only to the extent that such liability or expense incurred by the Fund, its officers or Directors or such controlling person resulting from such claims or demands, shall arise out of or be based upon any untrue, or alleged untrue, statement of a material fact contained in information furnished in writing by Distributor to the Fund and used in the answers to any of the items of the registration statement or in the corresponding statements made in the prospectus, or shall arise out of or be based upon any omission, or alleged omission, to state a material fact in connection with such information furnished in writing by Distributor to the Fund required to be stated in such answers or necessary to make such information not misleading. Distributor's agreement to indemnify the Fund, its officers and Directors, and any such controlling person, as aforesaid, is expressly conditioned upon Distributor being notified of any action brought against the Fund, its officers or Directors, or any such controlling person, such notification to be given by letter or telegram addressed to Distributor at its principal office in Columbus, Ohio and sent to Distributor by the person against whom such action is brought, within 10 days after the summons or other first legal process shall have been served. Distributor shall have the right of first control of the defense of such action, with counsel of its own choosing, satisfactory to the Fund, if such action is based solely upon such alleged misstatement or omission on Distributor's part, and in any other event the Fund, its officers or Directors or such controlling person shall each have the right to participate in the defense or preparation of the defense of any such action. The failure to so notify Distributor of any such action shall not relieve Distributor from any liability which Distributor may have to the Fund, its officers or Directors, or to such controlling person by reason of any such untrue or alleged untrue statement, or omission or alleged omission, otherwise than on account of Distributor's indemnity agreement contained in this paragraph 1.13.

         1.14 No Shares shall be offered by either Distributor or the Fund under any of the provisions of this Agreement and no orders for the purchase or sale of Shares hereunder shall be accepted by the Fund if and so long as the effectiveness of the registration statement then in effect or any necessary amendments thereto shall be suspended under any of the provisions of the Securities Act or if and so long as a current prospectus as required by Section 10(a) of said Act is not on file with the Commission; provided, however, that nothing contained in this paragraph 1.14 shall in any way restrict or have an application to or bearing upon the Fund's obligation to repurchase Shares from any Shareholder in accordance with the provisions of the Fund's prospectus, Articles of Incorporation or Bylaws.

         1.15 The Fund agrees to advise Distributor as soon as reasonably practical by a notice in writing delivered to Distributor or its counsel:

         (a) of any request by the Commission for amendments to the registration statement or prospectus then in effect or for additional information:

         (b) in the event of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or prospectus then in effect or the initiation by service of process on the Fund of any proceeding for that purpose;

         (c) of the happening of any event that makes untrue any statement of a material fact made in the registration statement or prospectus then in effect or which requires the making of a change in such registration statement or prospectus in order to make the statements therein not misleading; and

         (d) of all action of the Commission with respect to any amendments to any registration statement or prospectus which may from time to time be filed with the Commission.

         For purposes of this section, informal requests by or acts of the Staff of the Commission shall not be deemed actions of or requests by the Commission.

         1.16 Distributor agrees on behalf of itself and its partners and employees to treat confidentiality and as proprietary information of the Fund all records and other information relative to the Fund and its prior, present or potential Shareholders, and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except, after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where Distributor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

         1.17 This Agreement shall be governed by the laws of the State of Ohio.

         2.   Fee.
              ----

              Distributor may receive from the Portfolios identified on Schedule B hereto with respect to such Portfolio's Investor A Shares a distribution fee at the rate and upon the terms and conditions set forth in the Investor A Distribution Plan, attached as Schedule C hereto and, as amended from time to time. Distributor shall receive from the Portfolios identified on Schedule D hereto with respect to such Portfolios' Investor B Shares a distribution fee and a service fee at the rate and upon the terms and conditions set forth in the Investor B Distribution and Shareholder Service Plan attached as Schedule E hereto, and as amended from time to time. The distribution fees described above shall be accrued daily and shall be paid on the first business day of each month, or at such time(s) as the Distributor shall reasonably request.

         3.   Sale and Payment.
              -----------------

              Pursuant to the Articles of Incorporation dated March 27, 1990, each Portfolio may be divided into separate classes of Shares in which case the Shares of one or more classes may be subject to a sales load and may be subject to the imposition of a distribution fee pursuant to the Distribution Plans referred to above. To the extent that all Shares of a Portfolio are sold at an offering price which includes a sales load or that Shares of one or more classes of a Portfolio are sold at such an offering price, such Shares shall hereinafter be referred to collectively as "Load Shares" and individually as a "Load Share." A Portfolio that contains Load Shares shall hereinafter be referred to collectively as "Load Portfolios" and individually as a "Load Portfolio." Under this Agreement, the following provisions shall apply with respect to the sale of, and payment for, Load Shares of the Load Portfolios identified on Schedule F hereto.

         3.1 The Distributor shall have the right, as principal, to purchase Load Shares from the Load Portfolios at their net asset value and to sell such Load Shares to the public against orders therefor at the applicable public offering price, as defined in Section 4 hereof. The Distributor shall also have the right, as principal, to sell Load Shares to dealers against orders therefor at the public offering price less a concession determined by the Distributor, which concession shall not exceed the amount of the sales charge or underwriting discount, if any, referred to in Section 4 below.

         3.2 Prior to the time of delivery of any Load Shares by a Load Portfolio to, or on the order of, the Distributor, the Distributor shall pay or cause to be paid to the Load Portfolio or to its order an amount in federal funds equal to the applicable net asset value of such Load Shares. The Distributor may retain so much of any sales charge or underwriting discount as is not allowed by the Distributor as a concession to dealers.

         4.   Public Offering Price.
              ----------------------

         The public offering price of a Load Share shall be the net asset value of such Load Share, plus any applicable sales charge, all as set forth in the current prospectus of the Load Portfolio. The net asset value of Shares shall be determined in accordance with the provisions of the Articles of Incorporation and Bylaws of the Fund and the then current prospectus of the Load Portfolio.

         5.   Issuance of Shares.
              -------------------

         The Fund reserves the right to issue, transfer, or sell Load Shares at net asset value (a) in connection with the merger or consolidation of the Fund or the Load Portfolio(s) with any other investment company or the acquisition by the Fund or the Load Portfolio(s) of all or substantially all of the assets or of the outstanding Shares of any other investment company; (b) in connection with a pro rata distribution directly to the holders of Shares in the nature of a stock dividend or split; (c) upon the exercise of subscription rights granted to the holders of Shares on a pro rata basis; (d) in connection with the issuance of Load Shares pursuant to any exchange and reinvestment privileges described in any then current prospectus of the Load Portfolio; and (e) otherwise in accordance with any then current prospectus of the Load Portfolio.

         6.   Redemption and Payment.
              -----------------------

         Under this Agreement, the following provisions shall apply with respect to the redemption of and payment for Shares of any class redeemed at net asset value less a contingent deferred sales charge (collectively "CDSC Shares") as described in the prospectuses of any Portfolios identified on Schedule G hereto (collectively, the "CDSC Portfolios" and individually, a "CDSC Portfolio"):

         (a) Distributor shall have the right to redeem CDSC Shares from the public on behalf of the CDSC Portfolios at net asset value less the applicable contingent deferred sales charge.

         (b) Distributor may retain so much of any contingent deferred sales charge as is not allowed by Distributor to dealers as a concession.

         7.   Term, Duration and Termination.
              -------------------------------

              This Agreement shall become effective with respect to each Portfolio listed on Schedule A hereof as of the date first written above (or, if a particular Portfolio is not in existence on that date, on the date an amendment to Schedule A to this Agreement relating to that Portfolio is executed) and, unless sooner terminated as provided herein, shall continue until February 1, 1996. Thereafter, if not terminated, this Agreement shall continue with respect to a particular Portfolio automatically for successive one-year terms, provided that such continuance is specifically approved at least annually by (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) by the vote of the Fund's Board of Directors or the vote of a majority of the outstanding voting securities of such a Portfolio. This Agreement is terminable without penalty, on not less than sixty-days prior written notice by the Fund's Board of Directors, by vote of a majority of the outstanding voting securities of the Fund or by the Distributor. This Agreement will also terminate automatically in the event of this assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" shall have the meanings as ascribed to such terms in the 1940 Act.)

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date and year first written above.

THE RIVERFRONT FUNDS, INC.                     BISYS FUND SERVICES LIMITED
                                               PARTNERSHIP

By
  -------------------------------              By BISYS Fund Services, Inc.,
                                                  General Partner
Title
      ---------------------------
                                               By
Date  November 17, 1995                          -----------------------------
   -----------------------------
                                               Title
                                                  ----------------------------

                                               Date  November 17, 1995
                                                    --------------------------

                                                        Dated: January 1, 1997

                                   Schedule A
                                     to the
                             Distribution Agreement
                     between The Riverfront Funds, Inc. and
                     BISYS Fund Services Limited Partnership

   Name of Portfolio                                             Date
   -----------------                                             ----
The Riverfront U.S. Government Income Fund                  August 1, 1994

The Riverfront Income Equity Fund

The Riverfront U.S. Government Securities
    Money Market Fund

The Riverfront Ohio Tax Free Bond Fund

The Riverfront Balanced Fund

The Riverfront Stock Appreciation Fund                      July 6, 1995

The Riverfront Large Company Select Fund                    January 1, 1997



                                              THE RIVERFRONT FUNDS, INC.

                                              By
                                                --------------------------------

                                              Name
                                                  ------------------------------

                                              Title
                                                   -----------------------------

                                              BISYS FUND SERVICES LIMITED
                                              PARTNERSHIP

                                              By BISYS Fund Services, Inc.
                                                 General Partner

                                              By
                                                --------------------------------

                                              Name
                                                   -----------------------------

                                              Title
                                                   -----------------------------

                                                      Dated: January 1, 1997

                                   Schedule B
                                     to the
                             Distribution Agreement
                     between The Riverfront Funds, Inc. and
                     BISYS Fund Services Limited Partnership


   Name of Investor A Plan Portfolio                        Date
   ---------------------------------                        ----
The Riverfront U.S. Government                        August 1, 1994
    Income Fund

The Riverfront Income Equity Fund

The Riverfront U.S. Government
    Securities Money Market Fund

The Riverfront Ohio Tax Free Bond Fund

The Riverfront Balanced Fund

The Riverfront Stock Appreciation Fund                July 6, 1995

The Riverfront Large Company Select Fund              January 1, 1997




                                             THE RIVERFRONT FUNDS, INC.

                                             By
                                                ----------------------------

                                             Name
                                                 ---------------------------

                                             Title
                                                  --------------------------

                                             BISYS FUND SERVICES LIMITED
                                             PARTNERSHIP

                                             By BISYS Fund Services, Inc.
                                                General Partner

                                             By
                                               -----------------------------

                                             Name
                                                  --------------------------

                                             Title
                                                  --------------------------

                                   Schedule C
                                     to the
                             Distribution Agreement
                     between The Riverfront Funds, Inc. and
                     BISYS Fund Services Limited Partnership
               August 1, 1994, as amended as of November 17, 1995

              INVESTOR A DISTRIBUTION AND SHAREHOLDER SERVICE PLAN
                                  AND AGREEMENT

         This Plan (the "Investor A Plan") constitutes a distribution and shareholder service plan of The Riverfront Funds, Inc., a Maryland corporation (the "Fund"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Investor A Plan relates to the Investor A Shares of those investment portfolios identified on Schedule B to the Fund's Distribution Agreement and as amended from time to time (the "Investor A Plan Portfolios").

         SECTION 1. Each Investor A Plan Portfolio shall pay to BISYS Fund Services Limited Partnership, an Ohio limited partnership and the distributor (the "Distributor") of the Fund's capital stock, par value $.001 per share, of its Investor A class (the "Investor A Shares"), a fee in an amount not to exceed on an annual basis .25% of the average daily net asset value of the Investor A Shares of such Investor A Plan Portfolio (the "Investor A Plan Fee") for: (a)
(i) efforts of the Distributor expended in respect of or in furtherance of sales of Investor A shares, and (ii) to enable the Distributor to make payments to banks and other institutions and broker/dealers (a "Participating Organization") for distribution assistance and/or shareholder service pursuant to an agreement with the Participating Organization; and (b) reimbursement of expenses (i) incurred by the Distributor, and (ii) incurred by a Participating Organization pursuant to an agreement in connection with distribution assistance and/or shareholder service including, but not limited to, the reimbursement of expenses relating to printing and distributing prospectuses to persons other than Shareholders of an Investor A Plan Portfolio, printing and distributing advertising and sales literature and reports to Shareholders used in connection with the sale of Investor A Shares, and personnel and communication equipment used in servicing Shareholder accounts and prospective shareholder inquiries. For purposes of the Investor A Plan, a Participating Organization may include any of the Distributor's affiliates or subsidiaries.

         SECTION 2. The Investor A Plan Fee shall be paid by the Investor A Plan Portfolio to the Distributor only to compensate or to reimburse the Distributor for payments or expenses incurred pursuant to Section 1.

         SECTION 3. The Investor A Plan shall not take effect with respect to the Investor A Shares of any subsequently created Investor A Plan Portfolio until it has been approved by a vote of at least a majority of the outstanding Investor A Shares of such Investor A Plan Portfolio.

         SECTION 4. The Investor A Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Fund, and (b) the Independent Directors of the Fund cast in person at a meeting called for the purpose of voting on the Investor A Plan or such agreement.

         SECTION 5. The Investor A Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of the Investor A Plan in Section 4.

         SECTION 6. Any person authorized to direct the disposition of monies paid or payable by the Investor A Plan Funds pursuant to the Investor A Plan or any related agreement shall provide to the Directors of the Fund, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

         SECTION 7. The Investor A Plan may be terminated at any time by vote of a majority of the Independent Directors, or, with respect to an Investor A Plan Portfolio, by vote of a majority of the outstanding Investor A Shares of the Investor A Plan Portfolio.

         SECTION 8. All agreements with any person relating to implementation of the Investor A Plan shall be in writing, and any agreement related to the Investor A Plan shall provide:

                  (a) That such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Directors or, with respect to an Investor A Plan Portfolio, by vote of a majority of the outstanding Investor A Shares of the Investor A Plan Portfolio, on not more than 60 days' written notice to any other party to the agreement; and

                  (b) That such agreement shall terminate automatically in the event of its assignment.

         SECTION 9. The Investor A Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Section 1 hereof without approval in the manner provided in Section 3 hereof, and all material amendments to the Investor A Plan shall be approved in the manner provided for approval of the Investor A Plan in Section 4.

         SECTION 10. As used in the Investor A Plan, (a) the term "Independent Directors" shall mean those Directors of the Fund who are not interested persons of the Fund, and have no direct or indirect financial interest in the operation of the Investor A Plan or any agreements related to it, and (b) the terms "assignment", "interested person" and "majority of the outstanding voting securities" shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

         SECTION 11. This Plan amends in their entirety and supersedes the Distribution Plans of The Riverfront U.S. Government Securities Money Market Fund, The Riverfront U.S. Government Income Fund and The Riverfront Income Equity Fund in effect at the time of adoption and implementation of this Plan.

                                       THE RIVERFRONT FUNDS, INC.

                                       By
                                         -----------------------------

                                       BISYS FUND SERVICES LIMITED
                                       PARTNERSHIP

                                       By BISYS Fund Services, Inc.
                                       General Partner

                                       By
                                         -----------------------------



Adopted by the Directors of the Fund on June 8, 1994, as amended as of November 17, 1995

                                                        Dated: January 1, 1997

                                   Schedule D
                                     to the
                             Distribution Agreement
                     between The Riverfront Funds, Inc. and
                     BISYS Fund Services Limited Partnership
                  August 1, 1994, as amended November 17, 1995


   Name of Investor B Plan Portfolio                      Date
   ---------------------------------                      ----
The Riverfront U.S. Government                        August 1, 1994
    Income Fund

The Riverfront Income Equity Fund

The Riverfront Ohio Tax Free Bond Fund

The Riverfront Balanced Fund

The Riverfront Stock Appreciation Fund                July 6, 1995

The Riverfront Large Company Select Fund              January 1, 1997




                                                THE RIVERFRONT FUNDS, INC.

                                                By
                                                  -----------------------------

                                                Name
                                                    ---------------------------

                                                Title
                                                     --------------------------

                                                BISYS FUND SERVICES LIMITED
                                                PARTNERSHIP

                                                By BISYS Fund Services, Inc.
                                                   General Partner

                                                By
                                                  -----------------------------

                                                Name
                                                    ---------------------------

                                                Title
                                                     --------------------------

                                   Schedule E
                                     to the
                             Distribution Agreement
                     between The Riverfront Funds, Inc. and
                     BISYS Fund Services Limited Partnership
               August 1, 1994, as amended as of November 17, 1995

              INVESTOR B DISTRIBUTION AND SHAREHOLDER SERVICE PLAN
                                  AND AGREEMENT

         This Plan (the "Investor B Plan") constitutes a distribution and shareholder service plan of The Riverfront Funds, Inc., a Maryland corporation (the "Fund"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Investor B Plan relates to the Investor B Shares of those investment portfolios identified on Schedule D to the Fund's Distribution Agreement and as amended from time to time (the "Investor B Plan Portfolios").

         SECTION 1. Each Investor B Plan Portfolio is authorized to pay to BISYS Fund Services Limited Partnership, an Ohio limited partnership and the distributor (the "Distributor") of the Fund's capital stock, par value $.001 per share, of its Investor B class (the "Investor B Shares"):

                  (a) a distribution fee in an amount not to exceed on an annual basis .75% of the average daily net asset value of the Investor B Shares of such Investor B Plan Portfolio (the "Distribution Fee") for:
         (i) (a) efforts of the Distributor expended in respect of or in furtherance of sales of Investor B Shares, and (b) to enable the Distributor to make payments to banks and other institutions and broker/dealers (a "Participating Organization") for distribution assistance pursuant to an agreement with the Participating Organization; and (ii) reimbursement of expenses (a) incurred by the Distributor, and (b) incurred by a Participating Organization pursuant to an agreement in connection with distribution assistance including, but not limited to, the reimbursement of expenses relating to printing and distributing prospectuses to persons other than Shareholders of an Investor B Plan Portfolio, printing and distributing advertising and sales literature and reports to Shareholders for use in connection with the sales of Investor B Shares, processing purchase, exchange and redemption requests from customers and placing orders with the Distributor or the Fund's transfer agent, and personnel and communication equipment used in servicing Shareholder accounts and prospective shareholder inquiries; and

                  (b) a service fee in an amount not to exceed on an annual basis .25% of the average daily net asset value of the Investor B Shares of such Investor B Plan Portfolio (the "Service Fee") for: (i)
         (a) efforts of the Distributor expended in servicing shareholders holding Investor B Shares, and (b) to enable the Distributor to make payments to a Participating Organization for shareholder services pursuant to an agreement with the Participating Organization; and (ii) reimbursement of expenses (a) incurred by the Distributor, and (b) incurred by a Participating Organization pursuant to an agreement in connection with shareholder service including, but not limited to personal, continuing services to investors in the Investor B Shares of an Investor B Plan Portfolio, providing sub-accounting with respect to Investor B Shares beneficially owned by customers or the information necessary for sub-accounting, arranging for bank wires, and providing office space, equipment, telephone facilities and various personnel including clerical, supervisory and computer, as is necessary or beneficial in connection therewith.

For purposes of the Investor B Plan, a Participating Organization may include any of the Distributor's affiliates or subsidiaries.

         SECTION 2. The Distribution Fee and the Service Fee shall be paid by the Investor B Plan Portfolios to the Distributor only to compensate or to reimburse the Distributor for payments or expenses incurred pursuant to Section 1.

         SECTION 3. The Investor B Plan shall not take effect with respect to the Investor B Shares of an Investor B Plan Portfolio until it has been approved by a vote of the initial Shareholder of the Investor B Shares of such Investor B Plan Portfolio.

         SECTION 4. The Investor B Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Fund, and (b) the Independent Directors of the Fund cast in person at a meeting called for the purpose of voting on the Investor B Plan or such agreement.

         SECTION 5. The Investor B Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of the Investor B Plan in Section 4.

         SECTION 6. Any person authorized to direct the disposition of monies paid or payable by the Investor B Plan Portfolios pursuant to the Investor B Plan or any related agreement shall provide to the Directors of the Fund, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

         SECTION 7. The Investor B Plan may be terminated at any time by vote of a majority of the Independent Directors, or, with respect to an Investor B Plan Portfolio, by vote of a majority of the outstanding Investor B Shares of the Investor B Plan Portfolio.

         SECTION 8. All agreements with any person relating to implementation of the Investor B Plan shall be in writing, and any agreements related to the Investor B Plan shall provide:

                  (a) That such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Directors or, with respect to an Investor B Plan Portfolio, by vote of a majority of the outstanding Investor B Shares of the Investor B Plan Portfolio, on not more than 60 days' written notice to any other party to the agreement; and

                  (b) That such agreement shall terminate automatically in the event of its assignment.

         SECTION 9. The Investor B Plan may not be amended to increase materially the amount of the Distribution Fee and Service Fee permitted pursuant to Section 1 hereof without approval in the manner provided in Section 3 hereof, and all material amendments to the Investor B Plan shall be approved in the manner provided for approval of the Investor B Plan in Section 4.

         SECTION 10. As used in the Investor B Plan, (a) the term "Independent Directors" shall mean those Directors of the Fund who are not interested persons of the Fund, and have no direct or indirect financial interest in the operation of the Investor B Plan or any agreements related to it, and (b) the terms "assignment," "interested person" and "majority of the outstanding voting securities" shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

                                       THE RIVERFRONT FUNDS, INC.

                                       By
                                         ------------------------------

                                       BISYS FUND SERVICES LIMITED
                                       PARTNERSHIP

                                       By BISYS Fund Services, Inc.,
                                          General Partner

                                       By
                                         ------------------------------





Adopted by the Directors of the Fund on June 8, 1994 and as amended as of November 17, 1995.

                                                      Dated:  January 1, 1997

                                   Schedule F
                                     to the
                             Distribution Agreement
                     between The Riverfront Funds, Inc. and
                     BISYS Fund Services Limited Partnership
               August 1, 1994, as amended as of November 17, 1995

   Name of Load Portfolio                                  Date
   ----------------------                                  ----
The Riverfront U.S. Government                          August 1, 1994
    Income Fund-Investor A Shares

The Riverfront Income Equity Fund-
    Investor A Shares

The Riverfront Ohio Tax Free Bond Fund-
    Investor A Shares

The Riverfront Balanced Fund-
    Investor A Shares

The Riverfront Stock Appreciation Fund-
    Investor A Shares                                   July 6, 1995

The Riverfront Large Company Select Fund-
    Investor A Shares                                   January 1, 1997


                                                THE RIVERFRONT FUNDS, INC.

                                                By
                                                   -------------------------

                                                Name
                                                     -----------------------

                                                Title
                                                     -----------------------

                                                BISYS FUND SERVICES LIMITED
                                                PARTNERSHIP

                                                By BISYS Fund Services, Inc.
                                                   General Partner

                                                By
                                                  --------------------------

                                                Name
                                                    ------------------------

                                                Title
                                                     -----------------------

                                                       Dated: January 1, 1997

                                   Schedule G
                                     to the
                             Distribution Agreement
                     between The Riverfront Funds, Inc. and
                     BISYS Fund Services Limited Partnership
               August 1, 1994, as amended as of November 17, 1995

   Name of CDSC Portfolio                                 Date
   ----------------------                                 ----
The Riverfront U.S. Government                        August 1, 1994
    Income Fund-Investor B Shares

The Riverfront Income Equity Fund-
    Investor B Shares

The Riverfront Ohio Tax Free Bond Fund-
    Investor B Shares

The Riverfront Balanced Fund-
    Investor B Shares

The Riverfront Stock Appreciation Fund-
    Investor B Shares                                 July 6, 1995

The Riverfront Large Company Select Fund-
    Investor B Shares                                 January 1, 1997


                                               THE RIVERFRONT FUNDS, INC.

                                               By
                                                  --------------------------

                                               Name
                                                    ------------------------

                                               Title
                                                    ------------------------

                                               BISYS FUND SERVICES LIMITED
                                               PARTNERSHIP

                                               By BISYS Fund Services, Inc.
                                                  General Partner

                                               By
                                                 ---------------------------

                                               Name
                                                   -------------------------

                                               Title
                                                    ------------------------


                                      G - 1